                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF l934

                             ----------------------

                               NEOFORMA.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                         77-0424252
   ----------------------------------------           ------------------------------------
   (State of incorporation or organization)           (I.R.S. Employer Identification No.)

              3255-7 SCOTT BLVD.
                SANTA CLARA, CA                                      95054
   ----------------------------------------                       ----------
   (Address of principal executive offices)                       (Zip Code)


If this Form relates to the registration of a      If this Form relates to the registration of a
class of securities pursuant to Section 12(b)      class of securities pursuant to Section 12(g)
of the Exchange Act and is effective pursuant      of the Exchange Act and is effective pursuant
to General Instruction A.(c), check the            to General Instruction A.(d), check the
following box.  [ ]                                following box. [X]


  Securities Act registration statement file number to which this form relates:

                                    333-89077
                                    ---------

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
                                      ----

        Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
                    ----------------------------------------
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-89077) as originally filed with the Securities and Exchange Commission on October 15, 1999, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2. EXHIBITS.

     The following exhibits are filed herewith or incorporated herein by reference:

Exhibit
Number                             Exhibit Title or Description
-------                            ----------------------------
 3.01          Registrant's Amended and Restated Certificate of Incorporation
               (incorporated by reference to Exhibit 3.01 to the Registration
               Statement).

  3.02         Form of Registrant's Second Amended and Restated Articles of
               Incorporation of the Registrant to be effective upon the closing of the Registrant's initial public offering (incorporated by reference to Exhibit 3.02 to the Registration Statement).

  3.03 Registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.03 to the Registration Statement).

  4.01         Form of Specimen Certificate for the Registrant's Common Stock
               (incorporated by reference to Exhibit 4.01 to the Registration
               Statement).

  4.02 Second Amended and Restated Investors' Rights Agreement, dated as of October 14, 1999 (incorporated by reference to Exhibit 4.02 of the Registration Statement).

 99.01         The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement.
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

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  December 30, 1999               Neoforma.com, Inc.



                                        By: /s/ Frederick J. Ruegsegger
                                           ----------------------------
                                           Frederick J. Ruegsegger
                                           Chief Financial Officer


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

                                INDEX TO EXHIBITS

Exhibit
Number                             Exhibit Title or Description
-------                            ----------------------------
 3.01          Registrant's Amended and Restated Certificate of Incorporation
               (incorporated by reference to Exhibit 3.01 to the Registration
               Statement).

  3.02         Form of Registrant's Second Amended and Restated Articles of
               Incorporation of the Registrant to be effective upon the closing of the Registrant's initial public offering (incorporated by reference to Exhibit 3.02 to the Registration Statement).

  3.03 Registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.03 to the Registration Statement).

  4.01         Form of Specimen Certificate for the Registrant's Common Stock
               (incorporated by reference to Exhibit 4.01 to the Registration
               Statement).

  4.02 Second Amended and Restated Investors' Rights Agreement, dated as of October 14, 1999 (incorporated by reference to Exhibit 4.02 of the Registration Statement).

 99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement.


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